Income taxes - Summary of components of tax expense (income) (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Current tax expense
Current year	$ 27	$ 6	$ 7
Total	27	6	7
Origination and reversal of temporary difference	(9)	(3)	(5)
Recognition of previously unrecognized tax losses	(12)	0	0
Deferred Tax Expense Income And Adjustments For Deferred Tax Of Prior Periods	(21)	(3)	(5)
Income tax expense	$ 6	$ 3	$ 2